UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    WASHINGTON, DC 20549


                          FORM 8-K


                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

 Date of report (Date of earliest event reported):  February
                          13, 2006

                      JOHNSON & JOHNSON
   (Exact name of registrant as specified in its charter)

     New Jersey             1-3215        22-1024240
(State or Other Juris-    (Commission   (IRS Employer
diction of Incorporation)  File Number) Identification No.)


One Johnson & Johnson Plaza, New Brunswick, New Jersey 08933
     (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
                        732-524-0400

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

     [   ]  Pre-commencement communications pursuant to Rule
     14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

     [   ]  Pre-commencement communications pursuant to Rule
     13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

Item  5.02.   Departure of Directors or Principal  Officers;
Election of Directors; Appointment of Principal Officers.

      On February 13, 2006, Charles Prince, Chief Executive Officer, Citigroup Inc., was elected to the Board of Directors of Johnson & Johnson. Mr. Prince is expected to be named to the Compensation & Benefits Committee and the Nominating & Corporate Governance Committee.


Item 9.01.  Financial Statements and Exhibits.

     (c)  Exhibits.

     99.1  Press release dated February 13, 2006.


                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              JOHNSON & JOHNSON
                              (Registrant)

Date:  February 13, 2006      By: /s/ Michael H. Ullmann
                              Michael H. Ullmann
                              Secretary


EXHIBIT INDEX

Exhibit No.    Description

99.1           Press release dated February 13, 2006.